Exhibit 4.2

REGISTRATION RIGHTS AGREEMENT

by and among

OSI Restaurant Partners, LLC

OSI Co-Issuer, Inc.

and

Banc of America Securities LLC

Deutsche Bank Securities Inc.

ABN AMRO Incorporated

GE Capital Markets, Inc.

Rabo Securities USA, Inc.

SunTrust Capital Markets, Inc.

Wells Fargo Securities, LLC

Dated as of June 14, 2007

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 14, 2007, by and among OSI Restaurant Partners, LLC, a Delaware limited liability company (the “Company”), OSI Co-Issuer, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Co-Issuers”), the Guarantors listed on Schedule I hereto (collectively, the “Guarantors”), and Banc of America Securities LLC and Deutsche Bank Securities Inc. (the “Representatives”) and the other Initial Purchasers set forth on Schedule A hereto (collectively with the Representatives, the “Initial Purchasers”), each of whom has agreed to purchase the Co-Issuers’ 10% Senior Notes due 2015 (the “Initial Notes”) fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Initial Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated June 8, 2007 (the “Purchase Agreement”), among Kangaroo Acquisition, Inc. and the Initial Purchasers, and after giving effect to the Joinder Agreements referred to therein as executed substantially concurrently herewith, the Company, the Co-Issuer and the Guarantors (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Co-Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(g) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest Payment Date: With respect to the Initial Securities, each Interest Payment Date.

Applicable Period: As defined in Section 3(c) hereof.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: The date of this Agreement.

Co-Issuer: As defined in the preamble hereto.

Co-Issuers: As defined in the preamble hereto.

Commission: The Securities and Exchange Commission.

Company: As defined in the preamble hereto.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Co-Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Offer: The registration by the Co-Issuers and the Guarantors under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Co-Issuers offer the Holders of all outstanding Transfer Restricted Securities who are eligible to participate in such Exchange Offer in accordance with applicable law and Commission policy the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Securities to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.

Exchange Securities: The 10% Senior Notes due 2015, of the same series under the Indenture as the Initial Notes and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

Free Writing Prospectus: means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or the Co-Issuer or used or referred to by the Company or the Co-Issuer in connection with the sale of Securities under the Shelf Registration Statement.

Holders: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The Indenture, dated as of June 14, 2007, by and among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Purchaser: As defined in the preamble hereto.

Initial Notes: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Co-Issuers of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Securities: As defined in the preamble hereto.

Interest Payment Date: As defined in the Indenture and the Securities.

NASD: National Association of Securities Dealers, Inc.

Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement (or deemed a part of any Shelf Registration Statement), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus and, in respect of any Shelf Registration Statement, including for the avoidance of doubt any “issuer free writing prospectus” within the meaning of Rule 433 of the Securities Act.

Registration Statement: Any registration statement of the Co-Issuers relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein or deemed a part thereof in the case of any Shelf Registration Statement, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities: The Initial Securities and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

Securities Act: The Securities Act of 1933, as amended.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Shelf Suspension Period: As defined in Section 6(c) hereof.

Trust Indenture Act: The Trust Indenture Act of 1939, as in effect on the date of the Indenture.

Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein (or, to the extent permitted by law, making such prospectus available to purchasers)), (d) the date on which such Initial Security ceases to be outstanding for purposes of the Indenture, and (e) the date on which such Initial Security may be resold pursuant to Rule 144(k) under the Securities Act (or any amended or successor rule thereto under the Securities Act).

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), each of the Co-Issuers and the Guarantors shall (i) cause to be filed with the Commission after the Closing Date a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time thereafter (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) use its reasonable best efforts to Consummate the Exchange Offer within 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding

Business Day). The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b) The Co-Issuers and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders. The Co-Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Co-Issuers shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day).

(c) The Co-Issuers shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Co-Issuers), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver (or, to the extent permitted by law, make available) a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

Each of the Co-Issuers and the Guarantors shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, during the period required under the Securities Act, but in no event later than the date that is 90 days after the date notice of the Exchange Offer is first mailed to the Holders (such period, the “Applicable Period”).

The Co-Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such period referred to in the preceding paragraph in order to facilitate such resales.

Upon Consummation of the Exchange Offer in accordance with this Section 3, the Co-Issuers shall have no further obligation to register Transfer Restricted Securities (other than those as to which Section 4(a)(iii) hereof applies) pursuant to Section 4 hereof.

SECTION 4. Shelf Registration.

(a) Shelf Registration. If (i) the Co-Issuers are not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securities (A) such Holder notifies the Company prior to the 20th day after the Exchange Offer is Consummated that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer or, if an Initial Purchaser, that it holds Transfer Restricted Securities that have the status of an unsold allotment in the initial distribution of the Initial Securities and, as a result, are ineligible to be exchanged in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder (other than due solely to the status of such Holder as an affiliate of any of the Co-Issuers within the meaning of the Securities Act), or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates, and, in the case of (B) and (C), such Holder notifies the Company within 20 days after such Holder first becomes aware of such restrictions, then, upon such Holder’s request, the Co-Issuers and the Guarantors shall:

(x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”), in the case of any Shelf Registration Statement required by Section 4(a)(iii) above, as promptly as practicable after receipt by the Company of in the notice required by such Section, and, in all other cases under Section 4(a)(i) or Section 4(a)(ii) above, as promptly as practicable after the Company has been made aware of the same, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable thereafter (but in the case of any Shelf Registration Statement required by clause (i) or (ii) of Section 4(a) above, not later than the 365th day after the Closing Date (or, if not a Business Day, the next succeeding Business Day).

Each of the Co-Issuers and the Guarantors shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on a date that is at least two years following the Closing Date (or shorter period that will terminate on the earlier of the date when all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement and the date when there are no Transfer Restricted Securities outstanding that are entitled to be included in a Shelf Registration Statement) (the “Effectiveness Period”).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein or deemed a part thereof. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. Additional Interest.

The Co-Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Co-Issuers fail to fulfill their obligations under Section 3 or Section 4 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Co-Issuers agree to pay as liquidated damages, additional interest on the Notes (“Additional Interest”) if (A) the Co-Issuers have neither (i) exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer nor (ii) had a Shelf Registration Statement declared effective, in either case on or prior to the 365th day after the Closing Date (or, if not a Business Day, the next succeeding Business Day), (B) notwithstanding clause (A), the Co-Issuers are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective on or prior to the 365th day (or, if not a Business Day, the next succeeding Business Day) after the date such Shelf Registration Statement filing was requested or required or (C) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period (other than because of the sale of all of the Securities registered thereunder), and then Additional Interest shall accrue on the principal amount of the Transfer Restricted Securities eligible for inclusion in such Exchange Offer or included in such Shelf Registration Statement, as applicable, at a rate of 0.25% per annum (which rate will be increased by an additional 0.25% per annum for each subsequent 90 day period that such Additional Interest continues to accrue, provided that the rate at which such Additional Interest accrues may in no event exceed 1.00% per annum) commencing on the (x) 366th day after the Closing Date, in the case of (A) above, (y) the 366th day after the date such Shelf Registration Statement filing was requested or required in the case of (B) above or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above; provided, however, that upon the exchange of the Exchange Securities for all Securities tendered (in the case of clause (A) above), upon the effectiveness of the applicable Shelf Registration Statement (in the case of (B) above), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (C) above), Additional Interest on the Transfer Restricted Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. Notwithstanding any other provision of this Section 4, the Co-Issuers shall not be obligated to pay any Additional Interest in respect of (and no such Additional Interest shall accrue during) a Shelf Suspension Period permitted by the last paragraph of Section 6(c) of this Agreement. Any amounts of Additional Interest due pursuant to this Section 5 will be payable in cash semiannually on the Additional Interest Payment Dates to the Holders of record specified in the Indenture with respect to the applicable Interest Payment Date that falls on such Additional Interest Payment Date, commencing with the first such date occurring after any Additional Interest commences to accrue.

All obligations of the Company, the Co-Issuer and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. Registration Procedures.

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Co-Issuers and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

(i) If in the reasonable opinion of counsel to the Co-Issuers there is a question as to whether the Exchange Offer is permitted by applicable law, each of the Co-Issuers and the Guarantors hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Co-Issuers and the Guarantors to Consummate an Exchange Offer for such Initial Securities. Each of the Co-Issuers and the

Guarantors hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. Each of the Co-Issuers and the Guarantors hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

(ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Co-Issuers, prior to the Consummation thereof, a written representation to the Co-Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of any of the Co-Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer in violation of the Securities Act, (C) it is acquiring the Exchange Securities in its ordinary course of business, and (D) if such Holder is a Broker-Dealer, such Holder has acquired the Exchange Securities that are Transfer Restricted Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery or availability requirements thereunder). In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Co-Issuers’ preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery or availability, if applicable, requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Co-Issuers.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, each of the Co-Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Exchange Securities by Broker-Dealers), each of the Co-Issuers and the Guarantors shall:

(i) use its reasonable best efforts to keep such Registration Statement continuously effective (subject to any permitted Shelf Suspension Periods) and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Co-Issuers shall (subject to any permitted Shelf Suspension Periods) file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement (including Free Writing Prospectuses, if any) effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold or otherwise cease to be Transfer Restricted Securities entitled to be included in a Registration Statement under this Agreement; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) if (1) a Shelf Registration is filed pursuant to Section 4 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 3 hereof is required to be delivered or made available under the Securities Act by any Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto from whom the Co-Issuers have received written notice that it will be a Broker-Dealer in the Exchange Offer, notify the selling Holders of Transfer Restricted Securities (with respect to a Shelf Registration Statement filed pursuant to Section 4 hereof), or each such Broker-Dealer (with respect to any such Registration Statement), as the case may be, and the managing underwriters, if any, promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus (including Free Writing Prospectuses, if any) or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective under the Securities Act, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus (or Free Writing Prospectus, if any) in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Co-Issuers and the Guarantors shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) furnish without charge to each of the Initial Purchasers and each selling Holder named in any Registration Statement, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review by such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser or Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement shall be deemed to be reasonable only if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to (A) the Initial Purchasers and (B) each selling Holder named in any Registration Statement, make the Company’s and the Guarantors’ representatives available for discussion of such document and other customary due diligence matters, and give reasonable consideration to any comments provided on such document prior to the filing thereof and not file any such document to which the Initial Purchasers or selling Holders reasonably object (except to the extent required under applicable law);

(vi) make available at reasonable times for inspection by the Initial Purchasers and any attorney or accountant retained by such Initial Purchasers, subject to customary agreements regarding confidentiality and use of such information, all financial and other records, pertinent corporate documents and properties of each of the Company and the Guarantors as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities and cause the Company’s and the Guarantors’ officers, directors and employees to supply all such information reasonably requested by any such Initial Purchaser, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

(vii) if requested by any underwriter or by Holders who are named as sellers in such Registration Statement and represent a majority in aggregate principal amount of Transfer Restricted Securities included in a Shelf Registration Statement, promptly incorporate in any such Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such underwriter or selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby;

(ix) furnish to each Initial Purchaser and each selling Holder without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(x) deliver to each selling Holder and each of the Initial Purchasers, without charge, as many copies of the Prospectus (including each preliminary prospectus and Free Writing Prospectus, if any) and any amendment or supplement thereto as such Persons reasonably may request; each of the Company and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders named in such Prospectus and each Broker-Dealer (as contemplated in Section 3), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi) in the case of any Underwritten Registration, enter into such customary agreements and make such customary representations and warranties for underwritten offerings of debt securities similar to the Securities, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any underwriter or Holders holding a majority in aggregate principal amount of the Transfer Restricted Securities participating in such Underwritten Registration in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement, including without limitation, entering into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities (including, without limitation, a customary condition to the obligations of the underwriters that the underwriters shall have received “cold comfort” letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of the Company, or of any business acquired by the Company, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Securities), and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters in the underwriting agreement with respect to the business of the Company (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by companies to underwriters in underwritten offerings of debt securities similar to the Securities; (ii) obtain written opinions of counsel to the Company in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings of debt securities similar to the Securities; and (iii) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures reasonably acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents, if any);

(xii) prior to any public offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the Holders of a majority in aggregate principal amount of Transfer Restricted Securities included in such Shelf Registration Statement and identified as sellers therein or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Co-Issuers nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement upon such sale pursuant to such Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Co-Issuers for cancellation;

(xiv) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) hereof;

(xvi) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain at the time of such delivery an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xvii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company;

(xviii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the first Registration Statement required by this Agreement;

(xix) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xx) cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Co-Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities;

(xxi) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act during the Effectiveness Period in the case of a Holder whose Transfer Restricted Securities are included in a Shelf Registration Statement and during the Applicable Period in the case of any Broker-Dealer who has provided written notice to the Co-Issuers that it will be a Broker-Dealer in the Exchange Offer; and

(xxii) to the extent any Free Writing Prospectus is used, file with the Commission any Free Writing Prospectus that is required to be filed with the Commission in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed in accordance with the requirements of the Securities Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof or of the existence of any Shelf Suspension Period, such Holder will forthwith discontinue disposition of Transfer Restricted Securities (or Exchange Securities in the case of any Broker-Dealer) pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. Any Company election to suspend use of the Exchange Offer Registration Statement pursuant to this paragraph shall not be taken into account in determining whether Additional Interest is due pursuant to Section 5 (A) (i) hereof or the amount of such Additional Interest. Notwithstanding anything to the contrary in this Agreement, at any time, the Co-Issuers may delay the filing of any Shelf Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of 60 consecutive days or more than three (3) times during any calendar year (each, a “Shelf Suspension Period”), if the Board of Directors of the Company determines reasonably and in good faith that the filing of any such Shelf Registration Statement or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors of the Company, would be detrimental to the Company if so disclosed or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction or such action is required by applicable law.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Co-Issuers’ and the Guarantors’ performance of or compliance with this Agreement will be borne by the Co-Issuers and the Guarantors, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Co-Issuers, the Guarantors and, to the extent provided for in Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Co-Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

Each of the Co-Issuers and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Co-Issuers or the Guarantors.

(b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Co-Issuers and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Cahill Gordon & Reindel llp or such other counsel reasonably acceptable to the Co-Issuers as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. Indemnification.

(a) The Co-Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and reasonable expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, defending, settling, compromising or paying any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any Free Writing Prospectus, if any) or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus (including any Free Writing Prospectus, if any), in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to any of the Co-Issuers by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Co-Issuers or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Co-Issuers or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Co-Issuers and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Co-Issuers or the Guarantors of its obligations pursuant to this Agreement except to the extent that any of the Co-Issuers or the Guarantors are materially prejudiced thereby. In case any such action is brought against any of the Indemnified Holders and such Indemnified Holder seeks or intends to seek indemnity from the Co-Issuers or the Guarantors, the Co-Issuers and the Guarantors will be entitled to participate in and, to the extent that they shall elect, jointly, by written notice delivered to such Indemnified Holders promptly after receiving the aforesaid notice from such Indemnified Holders, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Holders; provided, however, if the defendants in any such action include both the Indemnified Holders and the Co-Issuers or the Guarantors, and any Indemnified Holder shall have reasonably concluded that a conflict may arise between the positions of the Co-Issuers or the Guarantors and such Indemnified Holder in conducting the defense of any such action, such Indemnified Holder shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Holder. Upon receipt of notice from the Co-Issuers and the Guarantors to the Indemnified Holders of the Co-Issuers and the Guarantors’ election to so assume the defense of such action and approval by the Indemnified Holders of counsel, the Co-Issuers and the Guarantors will not be liable to such Indemnified Holders under this Section 8 for any legal or other expenses subsequently incurred by such Indemnified Holders in connection with the defense thereof unless (i) an Indemnified Holder shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Co-Issuers and the Guarantors shall not be liable for the reasonable fees and expenses of more than one separate counsel (together with local counsel) representing all such similarly situated Indemnified Holders who are parties to such action) or (ii) the Co-Issuers and the Guarantors shall not have employed counsel reasonably satisfactory to the Indemnified Holders to represent the Indemnified Holders within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of one counsel (together with local counsel) for all such Indemnified Holders shall be at the expense of the Co-Issuers and the Guarantors. Any such separate counsel for all Indemnified Holders shall be designated in writing by Holders who sold a majority in interest of the Securities sold by all Holders under such Registration Statement. The Co-Issuers and the Guarantors shall not be liable for any settlement of any such action or proceeding unless effected with the Co-Issuers’ and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Co-Issuers and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Co-Issuers and the Guarantors. The Co-Issuers and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Co-Issuers, the Guarantors and their respective directors, officers of the Co-Issuers and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the Co-Issuers or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Co-Issuers and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus (including any Free Writing Prospectus, if any) or any amendment or supplement thereto. In case any action or proceeding shall be brought against the Co-Issuers, the Guarantors or their respective directors or officers or any such controlling persons in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Co-Issuers and the Guarantors, and the Co-Issuers, the Guarantors, their respective directors and officers and such controlling persons shall have the rights and duties given to each Holder by the preceding paragraph.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Co-Issuers and the Guarantors, on the one hand, and the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Co-Issuers and the Guarantors on the one hand and of the Indemnified Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Co-Issuers or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Co-Issuers, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the initial sale of the Initial Securities by the Company (or, if such Holder did not receive a discount from the Company with respect to the initial sale of the Initial Securities by the Company, the net proceeds received by such Holder from the sale of the Securities pursuant to such Registration Statement) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

SECTION 9. Rule 144A. Each of the Co-Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10. Participation in Underwritten Registrations. The Co-Issuers shall not be required to assist in an Underwritten Offering or Underwritten Registration unless requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Co-Issuers. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. [Reserved].

SECTION 12. Miscellaneous.

(a) Remedies. Each of the Co-Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Each of the Co-Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its debt securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Co-Issuers nor any of the Guarantors has previously entered into any agreement granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Co-Issuers’ or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Securities. The Co-Issuers will not take any action, or agree to any change, with respect to the Securities that would materially and adversely affect the ability of the Co-Issuers and the Guarantors to Consummate the Exchange Offer on the terms specified herein.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Co-Issuers have (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer or registered pursuant to a Shelf Registration Statement and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer or registered pursuant to a Shelf Registration Statement may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Co-Issuers shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

if to the Company or the Co-Issuer:

OSI Restaurant Partners, LLC

2202 N. West Shore Boulevard, 5th Floor

Tampa, Florida 33607

Facsimile: (813) 282-1225

Attention: Chief Financial Officer

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Facsimile: (617) 951-7050

Attention: Craig E. Marcus, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and only to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Co-Issuers and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OSI RESTAURANT PARTNERS, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery
Title: Chief Financial Officer

OSI CO-ISSUER, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery
Title: Chief Financial Officer

CARRABBA’S/ARIZONA-I, LIMITED PARTNERSHIP

CARRABBA’S/BIRCHWOOD, LIMITED PARTNERSHIP

CARRABBA’S/BROKEN ARROW, LIMITED PARTNERSHIP

CARRABBA’S/CANTON, LIMITED PARTNERSHIP

CARRABBA’S/CAROLINA-I, LIMITED PARTNERSHIP

CARRABBA’S/CENTRAL FLORIDA-I, LIMITED PARTNERSHIP

CARRABBA’S/CHICAGO, LIMITED PARTNERSHIP

CARRABBA’S/COLORADO-I, LIMITED PARTNERSHIP

CARRABBA’S/DALLAS-I, LIMITED PARTNERSHIP

CARRABBA’S/DC-I, LIMITED PARTNERSHIP

CARRABBA’S/FIRST COAST, LIMITED PARTNERSHIP

CARRABBA’S/GEORGIA-I, LIMITED PARTNERSHIP

CARRABBA’S/GREAT LAKES-I, LIMITED PARTNERSHIP

CARRABBA’S/GULF COAST-I, LIMITED PARTNERSHIP

CARRABBA’S/HEARTLAND-I, LIMITED PARTNERSHIP

CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP

CARRABBA’S/MID EAST, LIMITED PARTNERSHIP

CARRABBA’S/NEW ENGLAND, LIMITED PARTNERSHIP

CARRABBA’S/OHIO, LIMITED PARTNERSHIP

CARRABBA’S/OUTBACK, LIMITED PARTNERSHIP

CARRABBA’S/PENSACOLA, LIMITED PARTNERSHIP

CARRABBA’S/SECOND COAST, LIMITED PARTNERSHIP

CARRABBA’S/SOUTH FLORIDA-I, LIMITED PARTNERSHIP

CARRABBA’S/SOUTH TEXAS-I, LIMITED PARTNERSHIP

CARRABBA’S/SUN COAST, LIMITED PARTNERSHIP

CARRABBA’S/TEXAS, LIMITED PARTNERSHIP

CARRABBA’S/TRI STATE-I, LIMITED PARTNERSHIP

CARRABBA’S/TROPICAL COAST, LIMITED PARTNERSHIP

CARRABBA’S/VIRGINIA, LIMITED PARTNERSHIP

CARRABBA’S/WEST FLORIDA-I, LIMITED PARTNERSHIP

CARRABBA’S/Z TEAM TWO-I, LIMITED PARTNERSHIP

CARRABBA’S/Z TEAM-I, LIMITED PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, INC., the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

BILLABONG BEVERAGE COMPANY, INC.

By:	/s/ Walter L. Cervin
Name: Walter L. Cervin Title: President

OUTBACK BEVERAGES OF WEST TEXAS, L.L.C.

By:	/s/ Thomas W. Kenney
Name: Thomas W. Kenney Title: President

CARRABBA’S DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CARRABBA’S KANSAS DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CARRABBA’S MIDWEST DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CARRABBA’S/KANSAS TWO-I, LIMITED PARTNERSHIP

CARRABBA’S/KANSAS-I, LIMITED PARTNERSHIP

By: CARRABBA’S KANSAS, INC., the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer

CARRABBA’S OF BATON ROUGE, LLC

By:	/s/ James Potesta
Name: James Potesta Title: Manager

CARRABBA’S/MIDWEST-I, LIMITED PARTNERSHIP

By: CARRABBA’S MIDWEST, INC., its general partner

By:	/s/ Paul E. Avery
Name: Paul E. Avery Title: President

CARRABBA’S OF BOWIE, LLC

By: CARRABBA’S/DC-I, LIMITED PARTNERSHIP., its managing member

By: CARRABBA’S ITALIAN GRILL, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A. Montgomery Title: Chief Financial Officer, Senior Vice President

CIGI BEVERAGES OF TEXAS, INC.

By:	/s/ John Murphy
Name: John Murphy Title: President

CIGI HOLDINGS, INC.

By:	/s/ Steven T. Shlemon
Name: Steven T. Shlemon Title: President

FREDERICK OUTBACK, INC.

By:	/s/ Steve Newton
Name: Steve Newton Title: President and Treasurer

HEARTLAND OUTBACK-I, LIMITED PARTNERSHIP

HEARTLAND OUTBACK-II, LIMITED PARTNERSHIP

By: HEARTLAND OUTBACK, INC., the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS ASSET, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow Title: Chief Officer–Legal and Corporate Affairs, Executive Vice President

OS CAPITAL, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS DEVELOPERS, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS MANAGEMENT, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS MORTGAGE HOLDINGS, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS REALTY, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS RESTAURANT SERVICES, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS TROPICAL, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK & CARRABBA’S OF NEW MEXICO, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A. Montgomery Title: Chief Financial Officer, Senior Vice President

A LA CARTE EVENT PAVILION, LTD.

OUTBACK CATERING OF PITTSBURGH, LTD.

By: OUTBACK CATERING, INC., the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK CATERING DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OS SPEEDWAY, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK SPORTS, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK/HAWAII-I, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE INTERNATIONAL, L.P., its general partner

By: OSI INTERNATIONAL, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK INTERNATIONAL DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CHEESEBURGER-BUCKEYE, LIMITED PARTNERSHIP

CHEESEBURGER-DOWNER’S GROVE, LIMITED PARTNERSHIP

CHEESEBURGER-ILLINOIS, LIMITED PARTNERSHIP

CHEESEBURGER-MARYLAND, LIMITED PARTNERSHIP

CHEESEBURGER-MICHIGAN, LIMITED PARTNERSHIP

CHEESEBURGER-NEBRASKA, LIMITED PARTNERSHIP

CHEESEBURGER-NORTHERN NEW JERSEY, LIMITED PARTNERSHIP

CHEESEBURGER-NORTHERN VIRGINIA, LIMITED PARTNERSHIP

CHEESEBURGER-OHIO, LIMITED PARTNERSHIP

CHEESEBURGER-SOUTH CAROLINA, LIMITED PARTNERSHIP

CHEESEBURGER-SOUTH EASTERN PENNSYLVANIA, LIMITED PARTNERSHIP

CHEESEBURGER-SOUTH FLORIDA, LIMITED PARTNERSHIP

CHEESEBURGER-SOUTHERN NY, LIMITED PARTNERSHIP

CHEESEBURGER-WEST NYACK, LIMITED PARTNERSHIP

CHEESEBURGER-WISCONSIN, LIMITED PARTNERSHIP

By: CHEESEBURGER IN PARADISE, LLC, the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

PRIVATE RESTAURANT MASTER LESSEE, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow Title: Executive Vice President, General Counsel, Secretary Chief Officer-Legal and Corporate Affairs

CHEESEBURGER DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CHEESEBURGER-KANSAS, LIMITED PARTNERSHIP

By: CHEESEBURGER IN PARADISE OF KANSAS, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer

OUTBACK BEVERAGES OF NORTH TEXAS, INC.

By:	/s/ William B. Hadley
Name: William B. Hadley Title: President

OUTBACK DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK STEAKHOUSE OF CENTRAL FLORIDA, LTD.

OUTBACK STEAKHOUSE OF CENTRAL FLORIDA-II, LTD.

OUTBACK STEAKHOUSE OF DALLAS-I, LTD.

OUTBACK STEAKHOUSE OF DALLAS-II, LTD.

OUTBACK STEAKHOUSE OF HOUSTON-I, LTD.

OUTBACK STEAKHOUSE OF HOUSTON-II, LTD.

OUTBACK STEAKHOUSE OF INDIANAPOLIS, LTD.

OUTBACK STEAKHOUSE OF KENTUCKY, LTD.

OUTBACK STEAKHOUSE OF NORTH GEORGIA-I, L.P.

OUTBACK STEAKHOUSE OF NORTH GEORGIA-II, L.P.

OUTBACK STEAKHOUSE OF SOUTH FLORIDA, LTD

OUTBACK STEAKHOUSE OF SOUTH GEORGIA-I, L.P.

OUTBACK STEAKHOUSE OF SOUTH GEORGIA-II, L.P.

OUTBACK STEAKHOUSE OF WASHINGTON, D.C., LTD.

OUTBACK/ALABAMA-I, LIMITED PARTNERSHIP

OUTBACK/ALABAMA-II, LIMITED PARTNERSHIP

OUTBACK/BAYOU-I, LIMITED PARTNERSHIP

OUTBACK/BAYOU-II, LIMITED PARTNERSHIP

OUTBACK/BILLINGS, LIMITED PARTNERSHIP

OUTBACK/BLUEGRASS-I, LIMITED PARTNERSHIP

OUTBACK/BLUEGRASS-II, LIMITED PARTNERSHIP

OUTBACK/BUCKEYE-I, LIMITED PARTNERSHIP

OUTBACK/BUCKEYE-II, LIMITED PARTNERSHIP

OUTBACK/CHARLOTTE-I, LIMITED PARTNERSHIP

OUTBACK/CHICAGO-I, LIMITED PARTNERSHIP

OUTBACK/CLEVELAND-I, LIMITED PARTNERSHIP

OUTBACK/CLEVELAND-II, LIMITED PARTNERSHIP

OUTBACK/DC, LIMITED PARTNERSHIP

OUTBACK/DENVER-I, LIMITED PARTNERSHIP

OUTBACK/DETROIT-I, LIMITED PARTNERSHIP

OUTBACK/HEARTLAND-I, LIMITED PARTNERSHIP

OUTBACK/HEARTLAND-II, LIMITED PARTNERSHIP

OUTBACK/INDIANAPOLIS-II, LIMITED PARTNERSHIP

OUTBACK/METROPOLIS-I, LIMITED PARTNERSHIP

OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP

OUTBACK/MIDWEST-II, LIMITED PARTNERSHIP

OUTBACK/MISSOURI-I, LIMITED PARTNERSHIP

OUTBACK/MISSOURI-II, LIMITED PARTNERSHIP

OUTBACK/NEVADA-I, LIMITED PARTNERSHIP

OUTBACK/NEVADA-II, LIMITED PARTNERSHIP

OUTBACK/NEW ENGLAND-I, LIMITED PARTNERSHIP

OUTBACK/NEW ENGLAND-II, LIMITED PARTNERSHIP

OUTBACK/NEW YORK, LIMITED PARTNERSHIP

OUTBACK/NORTH FLORIDA-I, LIMITED PARTNERSHIP

OUTBACK/NORTH FLORIDA-II, LIMITED PARTNERSHIP

OUTBACK/PHOENIX-I, LIMITED PARTNERSHIP

OUTBACK/PHOENIX-II, LIMITED PARTNERSHIP

OUTBACK/SHENANDOAH-I, LIMITED PARTNERSHIP

OUTBACK/SHENANDOAH-II, LIMITED PARTNERSHIP

OUTBACK/SOUTH FLORIDA-II, LIMITED PARTNERSHIP

OUTBACK/SOUTHWEST GEORGIA, LIMITED PARTNERSHIP

OUTBACK/STONE-II, LIMITED PARTNERSHIP

OUTBACK/UTAH-I, LIMITED PARTNERSHIP

OUTBACK/VIRGINIA, LIMITED PARTNERSHIP

OUTBACK/WEST FLORIDA-I, LIMITED PARTNERSHIP

OUTBACK/WEST FLORIDA-II, LIMITED PARTNERSHIP

OUTBACK/WEST PENN, LIMITED PARTNERSHIP

OUTBACK STEAKHOUSE-NYC, LTD.

OUTBACK CATERING COMPANY, LIMITED PARTNERSHIP

OUTBACK CATERING COMPANY-II, LIMITED PARTNERSHIP

OUTBACK/CENTRAL MASS, LIMITED PARTNERSHIP

OUTBACK/EAST MICHIGAN, LIMITED PARTNERSHIP

OUTBACK/EMPIRE –I, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, INC., the general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK KANSAS DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK/CARRABBA’S PARTNERSHIP

By: OUTBACK/MID-ATLANTIC-I, LIMITED PARTNERSHIP, its general partner

By: OUTBACK STEAKHOUSE OF FLORIDA, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

By: CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP, its general partner

By: CARRABBA’S ITALIAN GRILL, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OSF/CIGI OF EVESHAM PARTNERSHIP

By: OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP, its general partner

By: OUTBACK STEAKHOUSE OF FLORIDA, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

By: CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP, its general partner

By: CARRABBA’S ITALIAN GRILL, INC., its general partner

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK ALABAMA, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A. Montgomery Title: Chief Financial Officer

CARRABBA’S SHREVEPORT, LLC

By:	/s/ John Murphy
Name: John Murphy Title: Manager

OUTBACK OF WALDORF, INC.

By:	/s/ Cornell Barnett
Name: Cornell Barnett Title: President, Secretary and Treasurer

OUTBACK STEAKHOUSE OF SOUTH CAROLINA, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow Title: Vice President, Treasurer

CARRABBA’S MIDWEST, INC.

By:	/s/ Paul E. Avery
Name: Paul E. Avery Title: President

CARRABBA’S ITALIAN GRILL, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CARRABBA’S KANSAS, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer

CHEESEBURGER IN PARADISE OF KANSAS, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer

CHEESEBURGER IN PARADISE, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

CHEESEBURGER KANSAS DESIGNATED PARTNER, LLC

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

HEARTLAND OUTBACK, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OSI INTERNATIONAL, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK CATERING, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK STEAKHOUSE INTERNATIONAL, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

OUTBACK STEAKHOUSE INTERNATIONAL, L.P.

By: OSI INTERNATIONAL, INC., its general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow Title:

OUTBACK STEAKHOUSE OF FLORIDA, INC.

By:	/s/ Dirk A Montgomery
Name: Dirk A Montgomery Title: Chief Financial Officer, Senior Vice President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

BANC OF AMERICA SECURITIES LLC

By:	/s/ Brad Jones
Name: Brad Jones
Title Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Edwin Roland
Name: Edwin Roland
Title Managing Director

By:	/s/ Daniel Toscano
Name: Daniel Toscano
Title Managing Director

ABN AMRO INCORPORATED

By:	/s/ David Kanter
Name: David Kanter
Title Managing Director

GE CAPITAL MARKETS, INC.

By:	/s/ Karen Halliday
Name: Karen Halliday
Title Duly Authorized Signatory

RABO SECURITIES USA, INC.

By:	/s/ Kenneth McGrory
Name: Kenneth McGrory
Title President

By:	/s/ Wenchi Hu
Name: Wenchi Hu
Title Assistant Secretary

SUNTRUST CAPITAL MARKETS, INC.

By:	/s/ Christopher L. Wood
Name: Christopher L. Wood
Title Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Authorized Signatory
Name: Authorized Signatory
Title

Schedule A

Initial Purchasers

BANC OF AMERICA SECURITIES LLC

DEUTSCHE BANK SECURITIES INC.

ABN AMRO INCORPORATED

GE CAPITAL MARKETS, INC.

RABO SECURITIES USA, INC.

SUNTRUST CAPITAL MARKETS, INC.

WELLS FARGO SECURITIES, LLC